UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 11, 2004

                                 MILACRON INC.

                ---------------------------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                    1-8475                     31-1062125

----------------------   ------------------------     -------------------------
  (State or other        (Commission File Number)          (IRS Employer
  jurisdiction of                                        Identification No.)
  incorporation)


 2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio              45206
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       (address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code: (513) 487-5000


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

Exhibit  No.      Description
-------------     -------------------------------------------------------------
99.1              Earnings release issued by Milacron Inc. on February 11, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 11, 2004, Milacron Inc. (the "Company") issued an earnings release announcing its results for the fourth quarter of 2003 and the fiscal year ended December 31, 2003, which is furnished as Exhibit 99.1 hereto. The Company's earnings release presents the Company's net loss for the quarter and for the fiscal year, in each case adjusted to exclude the effects of non-cash goodwill impairment charges, pre-tax restructuring costs, interest expense, provision for income taxes and losses from discontinued operations to arrive at a measure for earnings from continuing operations before interest, taxes, restructuring and goodwill impairment charges.

The Company's management believes that describing the Company's results using this non-GAAP financial measure is useful to investors because this non-GAAP financial measure provides investors with a basis for comparing the Company's results for its most recently completed financial period to its results in prior periods. In addition, the measure for earnings from continuing operations before interest, taxes, restructuring and goodwill impairment charges is the basis on which management reports to the Company's Board of Directors and represents a measure which management believes is used by analysts and investors following the Company.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference to such filing.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Milacron Inc.

Date: February 11, 2004               By:    /s/ Robert P. Lienesch
                                             ----------------------------------
                                             Robert P. Lienesch
                                             Vice President - Finance and Chief
                                             Financial Officer

                                 EXHIBIT INDEX


Exhibit No.        Description
--------------     ------------------------------------------------------------
99.1               Earnings Release issued by Milacron Inc. on February 11, 2004


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